UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2023

1-800-FLOWERS.COM, INC.

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 200 Jericho, New York 11753
(Address of principal executive offices) (Zip Code)

(516) 237-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2023, the Company and Mr. Christopher McCann entered into an appointment letter setting forth the terms of Mr. McCann’s continued employment with the Company following the end of his leave of absence, effective January 1, 2024. Mr. McCann will continue to be employed by the Company and to serve as a Board member of the Company, and as an officer and board member of various subsidiaries of the Company on which he currently serves, and dedicate the time needed to reasonably perform these duties, pursuant to the terms and conditions set forth in his employment agreement, dated July 4, 2016. Except with respect to various provisions in his appointment letter, all other terms and conditions of Mr. McCann’s employment agreement will continue in effect, including but not limited to (i) any potential severance payment pursuant to Section 11.(a)(i)(A) of the Employment Agreement, which shall be calculated off a base salary of $775,000, and (ii) medical and health insurance pursuant to Section 11.(a)(ii) of the Employment Agreement.

Effective January 1, 2024, in lieu of payment of the Base Salary set forth in Section 4 of the Employment Agreement, Mr. McCann’s salary will be $125,000 per annum, which shall be comprised of (i) $50,000 cash compensation, and (ii) an annual grant, commencing in December 2024, consisting of the number of restricted shares of Class A Common Stock having a value on the grant date equal to $75,000, with a 1 year vesting period. In addition, Mr. McCann will be eligible for additional compensation for special projects that may be assigned to and accepted by him, which compensation will be determined at the time of such assignment and acceptance. Other than as set forth above, Mr. McCann will not be eligible to participate in the Bonus Arrangements set forth in Section 5.(a) of the Employment Agreement or the Long Term Incentive Plan as set forth in Section 5.(b) of the Employment Agreement, effective as of January 1, 2024. A copy of the Appointment Letter is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished with this Form 8-K:

99.1	Appointment Letter dated December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, Inc.

By:	/s/ William E. Shea
William E. Shea
Senior Vice President, Treasurer
and Chief Financial Officer

Date:	January 2, 2024